Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 23, 2014, is entered into by and among Lifetime Brands, Inc., as the Company (the “Company”), the financial institutions party hereto as Lenders (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.

WITNESSETH

WHEREAS, the Company, the Foreign Subsidiary Borrowers party thereto, the other Loan Parties party thereto, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement, dated as of January 13, 2014 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

Section 1. Amendments. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert, in the appropriate alphabetical location, the following new definition:

“Amendment No. 1 Effective Date” means September 23, 2014.

(b) The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the term “British Bankers Association” appearing therein and to replace such term with “ICE Benchmark Administration”.

(c) Section 2.18 of the Credit Agreement is hereby amended by adding the following new clause (h) at the end thereof:

For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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(d) Section 3.15 of the Credit Agreement is hereby amended by adding the following phrase at the beginning of the first sentence thereof:

“Except as disclosed to the Administrative Agent in writing from time to time after the Effective Date,”

(e) Section 6.13 of the Credit Agreement is hereby amended by replacing the table set forth therein with the following table:

Fiscal Quarter Ending	Maximum Senior Leverage Ratio
September 30, 2014	4.00 to 1.00
December 31, 2014	4.25 to 1.00
March 31, 2015	3.50 to 1.00
June 30, 2015	3.50 to 1.00
September 30, 2015	3.50 to 1.00
December 31, 2015	3.50 to 1.00
March 31, 2016 and each fiscal quarter ending thereafter	2.50 to 1.00

Section 2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts to this Amendment, duly executed by each of the Company, the Required Lenders and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts to the Consent and Reaffirmation, the form of which is attached hereto as Exhibit A, duly executed by each Loan Party (other than the Company) and (iii) the Administrative Agent shall have received from the Company, on behalf of each Lender signatory hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to $5,000 for each such Lender.

Section 3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

(b) After giving effect to this Amendment, the representations and warranties made by it in the Loan Documents are true and correct as of the date hereof.

(c) Before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4. Effect on Credit Agreement.

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(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LIFETIME BRANDS, INC., as the Company

By	/s/ Jeffrey Siegel
Name: Jeffrey Siegel
Title: Chairman and Chief Executive Officer

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, a Co-Collateral Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ Robert A. Kaulius
	Name:	Robert A. Kaulius
	Title:	Authorized Officer

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as Syndication Agent, a Co-Collateral Agent and a Lender

By:	/s/ William Conlan
	Name:	William Conlan
	Title:	Sup

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By:	/s/ Michael D. Gullo
	Name:	Michael D. Gullo
	Title:	Vice President

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael T. Keenan
	Name:	Michael T. Keenan
	Title:	Regional Vice Pres.

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

SANTANDER BANK, as a Lender

By:	/s/ Christine Gerula
	Name:	Christine Gerula
	Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

EXHIBIT A

CONSENT AND REAFFIRMATION

[Attached]

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of September 23, 2014 (the “Amendment”), by and among Lifetime Brands, Inc., as the Company (the “Company”), the financial institutions party thereto as Lenders (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), which amends that certain Second Amended and Restated Credit Agreement, dated as of January 13, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the Foreign Subsidiary Borrowers party thereto, the other Loan Parties party thereto, the Lenders and the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the Loan Documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: September 23, 2014

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year first above written.

PFALTZGRAFF FACTORY STORES, INC.

By	/s/ Jeffrey Siegel
	Name:	Jeffrey Siegel
	Title:	Chairman and President

TMC ACQUISITION INC.

By	/s/ Jeffrey Siegel
	Name:	Jeffrey Siegel
	Title:	Chief Executive Officer

LIFETIME DELAWARE HOLDINGS, LLC

By	/s/ James Gary Siegel
	Name:	James Gary Siegel
	Title:	Chairman and President

CREATIVE TOPS LIMITED

By	/s/ James Gary Siegel
	Name:	James Gary Siegel
	Title:	Director

LIFETIME BRANDS UK LIMITED

By	/s/ James Gary Siegel
	Name:	James Gary Siegel
	Title:	Director

CREATIVE TOPS HOLDINGS LIMITED

By	/s/ James Gary Siegel
	Name:	James Gary Siegel
	Title:	Director

Signature Page to Consent and Reaffirmation for

Amendment No. 1 to Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

THOMAS PLANT (BIRMINGHAM) LIMITED

By	/s/ James Gary Siegel
	Name:	James Gary Siegel
	Title:	Director

Signature Page to Consent and Reaffirmation for

Amendment No. 1 to Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.